Computational Materials

                             UACSC 1998-A Auto Trust
--------------------------------------------------------------------------------
$28,825,000.00[____]%   Class A-1 Money Market Automobile
                           Receivable Backed Certificates
$74,725,000.00[____]%   Class A-2 Automobile Receivable Backed Certificates
$45,200,000.00[____]%   Class A-3 Automobile Receivable Backed Certificates
$51,000,000.00[____]%   Class A-4 Automobile Receivable Backed Certificates
$29,188,158.83[____]%   Class A-5 Automobile Receivable Backed Certificates

         Class I Interest Only Automobile Receivable Backed Certificates

                         UAC Securitization Corporation
                                    Depositor
                          Union Acceptance Corporation
                                    Servicer

                                  Computational
                                    Materials

         Neither the Trust, the Depositor nor any of their affiliates make any representation as to the accuracy or completeness of the information herein. The information contained in the attached materials is referred to as the "Information". The Information is preliminary, and will be superseded by the applicable Offering Documents (as defined below) and by any other information subsequently filed with the Securities and Exchange Commission. The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment of the characteristics. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached Term Sheet is not intended to be a prospectus and any investment decision with respect to the Certificates should be made by you based solely upon all of the information contained in the final prospectus of the UACSC Auto Trust, as supplemented by a final prospectus supplement relating to the securities. Such prospectus and prospectus supplement are referred to collectively herein as the "Offering Documents." Under no circumstances shall the Information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of the Offering Documents relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. Offering Documents may be obtained by contacting the NationsBanc Montgomery Securities LLC Syndicate Desk at (704) 386-9690 or the Salomon Smith Barney Syndicate Desk at (212) 783-3727.

         The  attached  Term  Sheet  has  been  prepared  by  Union   Acceptance
Corporation. Neither NationsBanc Montgomery Securities LLC ("NationsBanc Montgomery") nor Salomon Smith Barney ("Salomon Smith Barney" and together with NationsBanc Montgomery, the "Underwriters") nor any of their respective affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable Offering Documents and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information addresses only certain aspects of the applicable securities characteristics and thus does not provide a complete assessment of the characteristics. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure, Trust property and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including a form of prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the Offering Documents relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. Prospective purchasers are referred to the Offering Documents relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the Offering Documents and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Offering Documents may be obtained by contacting the NationsBanc Montgomery Syndicate Desk at (704) 386-9690 or the Salomon Smith Barney Syndicate Desk at 212-783-3727 .

                             UACSC 1998-A Auto Trust
                    UAC Securitization Corporation, Depositor

                     Union Acceptance Corporation, Servicer

                               Subject to Revision

                         Term Sheet dated March 3, 1998

Issuer  ..................................UACSC 1998-A Auto Trust (the "Trust").

Depositor.................................UAC  Securitization  Corporation  (the
                                          "Depositor").

Servicer .................................Union  Acceptance  Corporation (in its
                                          capacity as servicer,  the "Servicer,"
                                          otherwise "UAC").

Trustee  .................................Harris Trust and Savings Bank.

Underwriters..............................NationsBanc  Montgomery Securities LLC
                                          (Lead) and Salomon Smith Barney (Co).

The Certificates  ........................The  Trust  will be  formed  and  will issue  the  Certificates  on or  about
                                          March 12,  1998 (the  "Closing  Date")
                                          pursuant  to a pooling  and  servicing
                                          agreement  (the "Pooling and Servicing
                                          Agreement").  The "Certificates"  will
                                          consist of: (i) _____% Class A-1 Money
                                          Market  Automobile  Receivable  Backed
                                          Certificates    in    the    aggregate
                                          principal  amount  of   $28,825,000.00
                                          (the "Class A-1  Certificates");  (ii)
                                          _____% Class A-2 Automobile Receivable
                                          Backed  Certificates  in the aggregate
                                          principal  amount  of   $74,725,000.00
                                          (the "Class A-2 Certificates");  (iii)
                                          _____% Class A-3 Automobile Receivable
                                          Backed  Certificates  in the aggregate
                                          principal  amount  of   $45,200,000.00
                                          (the "Class A-3  Certificates");  (iv)
                                          _____% Class A-4 Automobile Receivable
                                          Backed  Certificates  in the aggregate
                                          principal  amount  of   $51,000,000.00
                                          (the  "Class A-4  Certificates");  (v)
                                          _____% Class A-5 Automobile Receivable
                                          Backed  Certificates  in the aggregate
                                          principal  amount  of   $29,188,158.83
                                          (the  "Class  A-5   Certificates"  and
                                          together    with   the    Class    A-1
                                          Certificates,     the     Class    A-2
                                          Certificates,     the     Class    A-3
                                          Certificates,     the     Class    A-4
                                          Certificates   and   the   Class   A-5
                                          Certificates,     the     "Class     A
                                          Certificates");   (vi)  the   Class  I
                                          Interest  Only  Automobile  Receivable
                                          Backed   Certificates  (the  "Class  I
                                          Certificates")  and (vii) the Class IC
                                          Automobile      Receivable      Backed
                                          Certificate     (the     "Class     IC
                                          Certificate").     The     Class     I
                                          Certificates    are   interest    only
                                          certificates   and  will  not  receive
                                          distributions of principal.  The Class
                                          IC  Certificate  will be issued to the
                                          Depositor  on the Closing  Date and is
                                          not being offered hereby.  The Class A
                                          Certificates    and   the    Class   I
                                          Certificates are referred to herein as
                                          the "Offered Certificates."

                                          Each   of   the   Certificates    will
                                          represent   a   fractional   undivided
                                          interest  in  the  Trust.   The  Trust
                                          assets  will  include a pool of simple
                                          and precomputed  interest  installment
                                          sale and  installment  loan  contracts
                                          originated  in  various  states in the
                                          United  States of America,  secured by
                                          new and used automobiles, light trucks
                                          and vans (the "Receivables"),  certain
                                          monies due  thereunder as of and after
                                          February 28, 1998 (the "Cutoff Date"),
                                          security   interests  in  the  related
                                          vehicles    financed    thereby   (the
                                          "Financed   Vehicles"),    monies   on
                                          deposit in the account  into which all
                                          payments   made  in   respect  of  the
                                          Receivables  will  be  deposited  (the
                                          "Certificate    Account")    and   the
                                          proceeds  thereof,  any proceeds  from
                                          claims on certain  insurance  policies
                                          relating to the  Financed  Vehicles or
                                          the   related   obligors   (each,   an
                                          "Obligor"),    any   lender's   single
                                          interest  insurance policy, the Spread
                                          Account  (as  defined  herein) for the
                                          benefit     of     the     Class     A
                                          Certificateholders,    the   Class   I
                                          Certificateholders  and  the  Insurer,
                                          the  Policy  for  the  benefit  of the
                                          Class A Certificateholders and Class I
                                          Certificateholders  and certain rights
                                          under  the   Pooling   and   Servicing
                                          Agreement.   Interest   paid   to  the
                                          Certificateholders    on   the   first
                                          Distribution  Date will be based  upon
                                          the amount of interest  accruing  from
                                          the  Closing   Date  through  the  day
                                          before the first Distribution Date and
                                          therefore  may  include  more  or less
                                          than a full month's interest.

The Class A Certificates  ................Interest.     Interest     will     be
                                          distributable  on the  third  business
                                          day  after  the 5th day of each  month
                                          (each,    a    "Distribution    Date")
                                          beginning April 8, 1998, to holders of
                                          record  as of  the  last  day  of  the
                                          calendar month  immediately  preceding
                                          the  calendar   month  in  which  such
                                          Distribution  Date occurs (the "Record
                                          Date")  of the  Class  A  Certificates
                                          (the  "Class  A   Certificateholders,"
                                          which    includes   the   "Class   A-1
                                          Certificateholders,"  the  "Class  A-2
                                          Certificateholders,"  the  "Class  A-3
                                          Certificateholders",  the  "Class  A-4
                                          Certificateholders" and the "Class A-5
                                          Certificateholders").

                                          Interest on the Class A-1 Certificates
                                          will be  calculated  on the basis of a
                                          360-day year and the actual  number of
                                          days  from the  previous  Distribution
                                          Date   through   the  day  before  the
                                          related  Distribution  Date or, in the
                                          case of the first  Distribution  Date,
                                          the  number of days  from the  Closing
                                          Date  through the day before the first
                                          Distribution  Date.  Interest  on  the
                                          Class A-2 Certificates,  the Class A-3
                                          Certificates,     the     Class    A-4
                                          Certificates   and   the   Class   A-5
                                          Certificates will be calculated on the
                                          basis of a 360-day year  consisting of
                                          twelve  30-day  months or, in the case
                                          of the first  Distribution  Date,  the
                                          number of days from the  Closing  Date
                                          through   the  day  before  the  first
                                          Distribution  Date (assuming the month
                                          of the Closing Date has 30 days).  See
                                          "Yield and Prepayment  Considerations"
                                          and  "The  Offered   Certificates   --
                                          Distributions" herein.

                                          "Class  A  Monthly  Interest"  for any
                                          Distribution  Date will  equal the sum
                                          of Class A-1 Monthly  Interest,  Class
                                          A-2   Monthly   Interest,   Class  A-3
                                          Monthly  Interest,  Class A-4  Monthly
                                          Interest   and   Class   A-5   Monthly
                                          Interest  (each  as  defined   below).
                                          "Monthly     Interest"     for     any
                                          Distribution  Date will  equal the sum
                                          of Class A Monthly  Interest and Class
                                          I Monthly Interest (as defined below).

                                          "Class  A-1  Monthly   Interest"  will
                                          equal (i) for the  first  Distribution
                                          Date,  the  product of the  following:
                                          (1/360th     of     the     applicable
                                          pass-through  rate of  _____%  for the
                                          Class A-1 Certificates (the "Class A-1
                                          Pass-Through   Rate"))  multiplied  by
                                          (the  number of days from the  Closing
                                          Date  through the day before the first
                                          Distribution  Date) multiplied by (the
                                          aggregate     outstanding    principal
                                          balance of the Class A-1  Certificates
                                          (the "Class A-1 Certificate  Balance")
                                          at the  Closing  Date)  and (ii)  with
                                          respect     to     each     subsequent
                                          Distribution   Date,  the  product  of
                                          1/360th of the Class A-1  Pass-Through
                                          Rate,  the  number  of days  from  the
                                          previous Distribution Date through the
                                          day  before the  related  Distribution
                                          Date  and the  Class  A-1  Certificate
                                          Balance on the preceding  Distribution
                                          Date  (after   giving  effect  to  any
                                          distribution   of  Monthly   Principal
                                          required to be made on such  preceding
                                          Distribution Date).

                                          "Class A-2 Monthly  Interest,"  "Class
                                          A-3 Monthly  Interest"  and "Class A-4
                                          Monthly  Interest"  will equal (i) for
                                          the  first   Distribution   Date,  the
                                          product of the following: (one-twelfth
                                          of the applicable pass-through rate of
                                          _____% for the Class A-2  Certificates
                                          (the "Class A-2  Pass-Through  Rate"),
                                          the  applicable  pass-through  rate of
                                          _____% for the Class A-3  Certificates
                                          (the  "Class A-3  Pass-Through  Rate")
                                          and the applicable  pass-through  rate
                                          of   _____%    for   the   Class   A-4
                                          Certificates     (the    "Class    A-4
                                          Pass-Through  Rate"),  as the case may
                                          be)   multiplied  by  (the   aggregate
                                          outstanding  principal  balance of the
                                          Class A-2 Certificates,  the Class A-3
                                          Certificates   and   the   Class   A-4
                                          Certificates (respectively, the "Class
                                          A-2  Certificate  Balance," the "Class
                                          A-3   Certificate   Balance"  and  the
                                          "Class A-4  Certificate  Balance")  at
                                          the Closing  Date)  multiplied by (the
                                          number of days from the  Closing  Date
                                          through   the  day  before  the  first
                                          Distribution  Date (assuming the month
                                          of  the  Closing  Date  has  30  days)
                                          divided  by 30) and (ii) with  respect
                                          to each subsequent  Distribution Date,
                                          the  product  of  one-twelfth  of  the
                                          Class A-2 Pass-Through Rate, the Class
                                          A-3 Pass-Through Rate or the Class A-4
                                          Pass-Through Rate, as the case may be,
                                          and the Class A-2 Certificate Balance,
                                          the Class A-3  Certificate  Balance or
                                          the Class A-4 Certificate  Balance, as
                                          the  case  may  be,  on the  preceding
                                          Distribution Date (after giving effect
                                          to   any   distribution   of   Monthly
                                          Principal  required to be made on such
                                          preceding Distribution Date).

                                          "Class  A-5  Monthly   Interest"  will
                                          equal (i) for the  first  Distribution
                                          Date,  the  product of the  following:
                                          (one-twelfth    of   the    applicable
                                          pass-through  rate of  _____%  for the
                                          Class A-5 Certificates (the "Class A-5
                                          Pass-Through   Rate"))  multiplied  by
                                          (the aggregate  outstanding  principal
                                          balance of the Class A-5  Certificates
                                          (the "Class A-5  Certificate  Balance"
                                          and   together   with  the  Class  A-1
                                          Certificate  Balance,  the  Class  A-2
                                          Certificate  Balance,  the  Class  A-3
                                          Certificate  Balance and the Class A-4
                                          Certificate  Balance, the "Certificate
                                          Balance"))  multiplied  by (the number
                                          of days from the Closing  Date through
                                          the day before the first  Distribution
                                          Date   (assuming   the  month  of  the
                                          Closing  Date has 30 days)  divided by
                                          30)  and  (ii)  with  respect  to each
                                          subsequent   Distribution   Date,  the
                                          product  of  one-twelfth  of the Class
                                          A-5  Pass-Through  Rate  (as  adjusted
                                          after  the  Clean-Up   Call  Date  (as
                                          defined  below),  if required) and the
                                          Class A-5  Certificate  Balance on the
                                          preceding   Distribution  Date  (after
                                          giving effect to any  distribution  of
                                          Monthly Principal  required to be made
                                          on such preceding Distribution Date).

                                          Principal.  On each Distribution Date,
                                          the   Trustee   will   distribute   as
                                          principal     to    the     Class    A
                                          Certificateholders    in   a   maximum
                                          aggregate    amount   equal   to   the
                                          Certificate Balance as of the previous
                                          Distribution Date (after giving effect
                                          to  any   distributions   of   Monthly
                                          Principal  required to be made on such
                                          Distribution Date) (or, in the case of
                                          the first Distribution Date, as of the
                                          Closing   Date)  less  the   aggregate
                                          outstanding  principal  amount  of the
                                          Receivables  (the "Pool  Balance")  on
                                          the  last   day  of  the   immediately
                                          preceding  calendar  month  (or in the
                                          case of the first  Distribution  Date,
                                          as  of  the  Cutoff  Date)   ("Monthly
                                          Principal"). Monthly Principal will be
                                          distributed  sequentially to the Class
                                          A  Certificateholders  as follows: (i)
                                          to the  Class  A-1  Certificateholders
                                          until  the   Class   A-1   Certificate
                                          Balance has been reduced to zero; (ii)
                                          to the  Class  A-2  Certificateholders
                                          until  the   Class   A-2   Certificate
                                          Balance  has  been  reduced  to  zero;
                                          (iii)     to     the     Class     A-3
                                          Certificateholders until the Class A-3
                                          Certificate  Balance has been  reduced
                                          to  zero;   (iv)  to  the   Class  A-4
                                          Certificateholders until the Class A-4
                                          Certificate  Balance has been  reduced
                                          to  zero  and  (v)  to the  Class  A-5
                                          Certificateholders until the Class A-5
                                          Certificate  Balance has been  reduced
                                          to zero (the  "Principal  Distribution
                                          Sequence").     For     purposes    of
                                          determining  Monthly  Principal,   the
                                          unpaid   principal    balance   of   a
                                          Defaulted  Receivable  or a  Purchased
                                          Receivable  will be  deemed to be zero
                                          on and after the date such  Receivable
                                          became  a  Defaulted  Receivable  or a
                                          Purchased Receivable.

                                          The final scheduled  Distribution Date
                                          of the Class A-1 Certificates  will be
                                          March 10,  1999 (the  "Class A-1 Final
                                          Scheduled   Distribution  Date").  The
                                          final scheduled  Distribution  Date of
                                          the Class A-2 Certificates will be May
                                          9,   2001   (the   "Class   A-2  Final
                                          Scheduled   Distribution  Date").  The
                                          final scheduled  Distribution  Date of
                                          the  Class  A-3  Certificates  will be
                                          June 10,  2002 (the  "Class  A-3 Final
                                          Scheduled   Distribution  Date").  The
                                          final scheduled  Distribution  Date of
                                          the  Class  A-4  Certificates  will be
                                          October 8, 2003 (the  "Class A-4 Final
                                          Scheduled   Distribution  Date").  The
                                          final scheduled  Distribution  Date of
                                          the  Class  A-5  Certificates  will be
                                          August 10,  2005 (the "Class A-5 Final
                                          Scheduled Distribution Date").

                                          No   Monthly    Principal    will   be
                                          distributed   (i)  to  the  Class  A-2
                                          Certificateholders until the Class A-1
                                          Certificate  Balance has been  reduced
                                          to  zero;   (ii)  to  the   Class  A-3
                                          Certificateholders until the Class A-2
                                          Certificate  Balance has been  reduced
                                          to  zero;   (iii)  to  the  Class  A-4
                                          Certificateholders until the Class A-3
                                          Certificate  Balance has been  reduced
                                          to  zero;  and (iv) to the  Class  A-5
                                          Certificateholders until the Class A-4
                                          Certificate  Balance has been  reduced
                                          to zero.  Since the rate of payment of
                                          principal  of each  class  of  Class A
                                          Certificates  depends upon the rate of
                                          payment   of   principal    (including
                                          prepayments) of the  Receivables,  the
                                          final  distribution in respect of each
                                          class  of Class A  Certificates  could
                                          occur  significantly  earlier than the
                                          respective       final       scheduled
                                          distribution  dates.  See "The Offered
                                          Certificates -- Distributions."

The Class I Certificates..................Interest. The Class I Certificates are
                                          interest only certificates  which will
                                          not  be  entitled  to  any   principal
                                          distributions. Interest will accrue on
                                          the Notional Principal Amount (defined
                                          below) of the Class I Certificates  at
                                          the  rate  of  1.55%  per  annum  (the
                                          "Class  I  Pass-Through   Rate").  The
                                          Notional Principal Amount represents a
                                          designated  principal component of the
                                          Receivables,                originally
                                          $183,094,333.85     (the     "Original
                                          Notional Principal Amount").

                                          Interest  with  respect to the Class I
                                          Certificates  will accrue on the basis
                                          of a 360-day year consisting of twelve
                                          30-day  months  or, in the case of the
                                          first Distribution Date, the number of
                                          days from the Closing Date through the
                                          day before the first Distribution Date
                                          (assuming  the  month  of the  Closing
                                          Date has 30 days)  divided  by 30.  On
                                          each  Distribution  Date,  the Trustee
                                          shall  distribute  pro rata to holders
                                          of Class I Certificates  (the "Class I
                                          Certificateholders")  of  record as of
                                          the  preceding  Record  Date,  Class I
                                          Monthly   Interest   at  the  Class  I
                                          Pass-Through   Rate  on  the  Notional
                                          Principal  Amount  outstanding  on the
                                          immediately   preceding   Distribution
                                          Date  (after   giving  effect  to  any
                                          reduction  of the  Notional  Principal
                                          Amount on such Distribution  Date) or,
                                          in the case of the first  Distribution
                                          Date, as of the Closing Date.  Holders
                                          of the Class I  Certificates  will not
                                          be entitled to any distributions after
                                          the Notional  Principal Amount thereof
                                          has been reduced to zero.

                                          Planned     Amortization      Feature;
                                          Calculation  of the  Class I  Notional
                                          Principal   Amount.    The   Class   I
                                          Certificates        represent       an
                                          interest-only   planned   amortization
                                          class.   The   planned    amortization
                                          feature  is  intended  to  reduce  the
                                          uncertainty  to investors in the Class
                                          I   Certificates   with   respect   to
                                          prepayments.   Because   the  Class  I
                                          Certificates   will  receive  interest
                                          based   on  the   Notional   Principal
                                          Amount, this is accomplished by basing
                                          the    reduction   in   the   Notional
                                          Principal   Amount   on  a   principal
                                          paydown  schedule  rather  than on the
                                          reduction  in  the  actual   principal
                                          balances   of  the   Receivables,   as
                                          described below. The amount which will
                                          be    paid    to    the     Class    I
                                          Certificateholders  is  expected to be
                                          derived  from the  excess of  interest
                                          earned  on the  Receivables  over  the
                                          Class  A  Monthly   Interest  and  the
                                          monthly  Servicing  Fee payable to the
                                          Servicer   (the   "Monthly   Servicing
                                          Fee").   Solely  for  the  purpose  of
                                          calculating  the amount  payable  with
                                          respect  to the Class I  Certificates,
                                          the   Certificate   Balance   will  be
                                          divided into two principal components,
                                          the "PAC Component" and the "Companion
                                          Component."   The   sum  of  the   PAC
                                          Component and the Companion  Component
                                          will  at  all  times  equal  the  then
                                          aggregate unpaid Certificate  Balance.
                                          The "Notional Principal Amount" of the
                                          Class I Certificates  at any time will
                                          be equal to the  principal  balance of
                                          the PAC Component as calculated  based
                                          on  the   allocations   of   principal
                                          payments  described below,  originally
                                          $183,094,333.85.

                                          The  Pooling and  Servicing  Agreement
                                          establishes  a  schedule  (a  "Planned
                                          Notional  Principal Amount  Schedule")
                                          which is set forth  herein  under "The
                                          Offered   Certificates--The   Class  I
                                          Certificates-Calculation  of  Notional
                                          Principal     Amount."     On     each
                                          Distribution  Date,  Monthly Principal
                                          will  be  allocated  first  to the PAC
                                          Component  in  an  amount  up  to  the
                                          amount  necessary to reduce the amount
                                          thereof   to  the   Planned   Notional
                                          Principal Amount for such Distribution
                                          Date,  as set  forth  in  the  Planned
                                          Notional  Principal  Amount  Schedule,
                                          second,  to  the  Companion  Component
                                          until the  outstanding  amount thereof
                                          is reduced  to zero and third,  to the
                                          PAC  Component,  without regard to the
                                          Planned Notional  Principal Amount. As
                                          described    above,    the    Notional
                                          Principal   Amount   of  the  Class  I
                                          Certificates  will  be  equal  to  the
                                          outstanding    amount   of   the   PAC
                                          Component  and thus will be reduced as
                                          the PAC Component is reduced.

                                          The Planned Notional  Principal Amount
                                          Schedule  has  been  prepared  on  the
                                          basis of the  assumption,  among other
                                          things, that the Receivables prepay at
                                          a constant  rate between 1.6% and 2.5%
                                          ABS (as  defined  herein),  an assumed
                                          annualized     constant     rate    of
                                          prepayments  and the prepayment  model
                                          used in this Term Sheet.  The yield to
                                          maturity  of the Class I  Certificates
                                          will  be  sensitive  to the  rate  and
                                          timing    of    principal     payments
                                          (including    prepayments)    on   the
                                          Receivables    and    may    fluctuate
                                          significantly  from  time to time.  If
                                          the  Receivables  prepay at a constant
                                          rate  within  the  range   assumed  in
                                          preparing    the   Planned    Notional
                                          Principal  Amount  Schedule,  the  PAC
                                          Component (and the Notional  Principal
                                          Amount  of the  Class I  Certificates)
                                          will be reduced in accordance with the
                                          Planned   Notional   Principal  Amount
                                          Schedule. If the Receivables prepay at
                                          a constant  rate higher than 2.5% ABS,
                                          the amount of the Companion  Component
                                          will be reduced  to zero more  quickly
                                          and the  amount  of the PAC  Component
                                          (and the Notional  Principal Amount of
                                          the  Class  I  Certificates)  will  be
                                          reduced more quickly than  provided in
                                          the Planned Notional  Principal Amount
                                          Schedule,  thereby  reducing the yield
                                          to    holders    of   the    Class   I
                                          Certificates. In general, a rapid rate
                                          of  principal  prepayments  (including
                                          liquidations     due    to     losses,
                                          repurchases  and  other  dispositions)
                                          will have a material  negative  effect
                                          on the yield to  maturity of the Class
                                          I Certificates.

                                          The Planned Notional  Principal Amount
                                          Schedule  is set  forth  herein  under
                                          "The Offered Certificates -- The Class
                                          I   Certificates   --  Calculation  of
                                          Notional    Principal   Amount."   The
                                          Planned   Notional   Principal  Amount
                                          Schedule  has  been  prepared  on  the
                                          basis of  certain  assumptions,  which
                                          are   described   herein   under  "The
                                          Offered  Certificates -- Class I Yield
                                          Considerations." Prospective investors
                                          in the  Class  I  Certificates  should
                                          fully consider the  associated  risks,
                                          including  the risk that a rapid  rate
                                          of  prepayments  could  result  in the
                                          failure  of  investors  in the Class I
                                          Certificates  to recoup their  initial
                                          investment.   See  "Risk   Factors  --
                                          Prepayment  Risks  Associated with the
                                          Class I  Certificates"  and "Yield and
                                          Prepayment Considerations -- The Class
                                          I Certificates."

Subordination; Spread Account.............The   Depositor   will   establish  an
                                          account (the "Spread  Account") on the
                                          Closing  Date.  On  each  Distribution
                                          Date  thereafter,  the  Servicer  will
                                          deposit  into the Spread  Account  any
                                          amounts  remaining in the  Certificate
                                          Account after the payment on such date
                                          of all amounts  owing  pursuant to the
                                          Pooling and Servicing Agreement to the
                                          Certificateholders   (other  than  the
                                          Class   IC   Certificateholder),   the
                                          Insurer,  the Servicer for the Monthly
                                          Servicing   Fee  and   any   permitted
                                          reimbursement of outstanding Advances.
                                          In the event that Available  Funds (as
                                          defined below) are insufficient on any
                                          Distribution   Date   prior   to   the
                                          termination   of  the   Trust   (after
                                          payment of the Monthly  Servicing Fee)
                                          to pay Monthly  Principal  and Monthly
                                          Interest     to    the     Class     A
                                          Certificateholders  and  the  Class  I
                                          Certificateholders, draws will be made
                                          on the Spread Account to the extent of
                                          the balance thereof and, if necessary,
                                          the  Policy,  in the manner and to the
                                          extent  described  herein.  The Spread
                                          Account is solely  for the  benefit of
                                          the  Class A  Certificateholders,  the
                                          Class  I  Certificateholders  and  the
                                          Insurer.  In the event  the  amount on
                                          deposit in the Spread Account is zero,
                                          after  giving   effect  to  any  draws
                                          thereon for the benefit of the Class A
                                          Certificateholders  and  the  Class  I
                                          Certificateholders,  and  there  is  a
                                          default  under the Policy,  any losses
                                          on  the  Receivables   will  be  borne
                                          directly  pro rata by all  classes  of
                                          Class  A  Certificateholders  (to  the
                                          extent  of the  classes  or  class  of
                                          Class   A   Certificates   which   are
                                          outstanding  at such time) and Class I
                                          Certificateholders,    as    described
                                          herein.  Any  such  reduction  of  the
                                          principal  balance of the  Receivables
                                          due to losses on the  Receivables  may
                                          also  result  in a  reduction  of  the
                                          Class I Notional Principal Amount. See
                                          "The    Offered     Certificates    --
                                          Distributions."

                                          "Available Funds" for any Distribution
                                          Date and the related Collection Period
                                          will consist of all payments on simple
                                          interest  Receivables  received during
                                          such Collection  Period, the scheduled
                                          payments  on  Precomputed  Receivables
                                          (as  defined  below)  received  during
                                          such Collection Period, the net amount
                                          to be transferred  to the  Certificate
                                          Account in respect of add on  interest
                                          on  Precomputed  Receivables  for such
                                          Distribution  Date,  all  advances  of
                                          funds   in   respect   of   delinquent
                                          Receivables  made by the  Servicer for
                                          such   Collection   Period  (each,  an
                                          "Advance"),  liquidation  proceeds  in
                                          respect of defaulted  receivables  and
                                          the    purchase    amount    for   all
                                          Receivables  that UAC was  required to
                                          purchase    during    the    preceding
                                          Collection Period.

                                          "Precomputed  Receivables" are rule of
                                          78's Receivables (as opposed to simple
                                          interest  Receivables)  which  will be
                                          amortized   by  the  Trust  using  the
                                          actuarial   method.    The   Class   A
                                          Certificates  and Class I Certificates
                                          will be senior  in right and  interest
                                          to the Class IC Certificate. The Class
                                          A  Certificateholders  and the Class I
                                          Certificateholders   will  have  equal
                                          rights   with   respect   to   amounts
                                          collected  on or with  respect  to the
                                          Receivables  and  other  assets of the
                                          Trust in the event of a shortfall. The
                                          Trustee will first withdraw funds from
                                          the    Spread    Account    on    each
                                          Distribution Date to the extent of any
                                          shortfall  in  the  Monthly  Servicing
                                          Fee,   permitted   reimbursements   of
                                          outstanding Advances, Monthly Interest
                                          and  Monthly  Principal  as  described
                                          above.  Any  amount on  deposit in the
                                          Spread  Account  on  any  Distribution
                                          Date in excess of the Required  Spread
                                          Amount (defined below) after all other
                                          required    deposits    thereto    and
                                          withdrawals  therefrom have been made,
                                          and  after  payment  therefrom  of all
                                          amounts  due  the   Insurer   will  be
                                          distributed to the holder of the Class
                                          IC   Certificate    (the   "Class   IC
                                          Certificateholder").   Any  amount  so
                                          distributed    to   the    Class    IC
                                          Certificateholder will no longer be an
                                          asset of the Trust.

                                          While it is  intended  that the amount
                                          on deposit in the Spread  Account will
                                          grow over time,  through  the  deposit
                                          thereto of the excess collections,  if
                                          any,  on  the   Receivables,   to  the
                                          Required  Spread Amount,  there can be
                                          no  assurance  that such  growth  will
                                          actually occur.  The "Required  Spread
                                          Amount"    with    respect    to   any
                                          Distribution  Date will equal 1.25% of
                                          the  initial  Pool  Balance.   If  the
                                          average   aggregate   yield   of   the
                                          Receivables  pool in  excess of losses
                                          falls  below a  prescribed  level  set
                                          forth in the Insurance Agreement,  the
                                          Required   Spread   Amount   will   be
                                          increased to 6.5% of the Pool Balance.
                                          Upon and during the  continuance of an
                                          Event   of   Default   or   upon   the
                                          occurrence  of  certain  other  events
                                          described in the  Insurance  Agreement
                                          generally   involving   a  failure  of
                                          performance   by  the  Servicer  or  a
                                          material misrepresentation made by the
                                          Servicer   under   the   Pooling   and
                                          Servicing  Agreement or the  Insurance
                                          Agreement,  the Required Spread Amount
                                          shall be equal to the  Policy  Amount,
                                          as  further  described  below.   Under
                                          certain  circumstances,  the  Required
                                          Spread Amount may be reduced.

The Policy ...............................The   Depositor    shall   obtain   an
                                          irrevocable   insurance   policy  (the
                                          "Policy")  issued by the  Insurer  (as
                                          specified  below)  for the  benefit of
                                          the  Trustee  on behalf of the Class A
                                          Certificateholders  and  the  Class  I
                                          Certificateholders.  The Trustee shall
                                          draw on the  Policy in the event  that
                                          sufficient  funds  are  not  available
                                          (after    payment   of   the   Monthly
                                          Servicing  Fee and  after  withdrawals
                                          from  the  Spread  Account  to pay the
                                          Class  A  Certificateholders  and  the
                                          Class  I  Certificateholders   on  any
                                          Distribution  Date in accordance  with
                                          the Pooling and  Servicing  Agreement)
                                          to  distribute  Monthly  Interest  and
                                          Monthly  Principal,  up to the  Policy
                                          Amount.

Policy Amount.............................The term  "Policy  Amount"  means with respect to any Distribution  Date: (x)
                                          the sum of (A) the  lesser  of (i) the
                                          Certificate   Balance   (after  giving
                                          effect   to   any    distribution   of
                                          Available    Funds   and   any   funds
                                          withdrawn  from the Spread  Account to
                                          pay   Monthly    Principal   on   such
                                          Distribution  Date)  and  (ii) the Net
                                          Principal  Policy  Amount,   plus  (B)
                                          Class A  Monthly  Interest,  plus  (C)
                                          Class I Monthly Interest, plus (D) the
                                          Monthly  Servicing  Fee;  less (y) all
                                          amounts   on  deposit  in  the  Spread
                                          Account  on  such  Distribution  Date.
                                          "Net  Principal  Policy  Amount" means
                                          the  Certificate  Balance  as  of  the
                                          first   Distribution  Date  minus  all
                                          amounts previously drawn on the Policy
                                          or  from  the  Spread   Account   with
                                          respect to Monthly Principal.

Insurer  ...............................  MBIA Insurance Corporation.

Legal Investment......................... The  Class  A-1  Certificates  will be eligible  securities  for  purchase by
                                          money  market funds under Rule 2a-7 of
                                          the Investment Company Act of 1940, as
                                          amended.

Optional Sale  .........................  The Class IC Certificateholder has the
                                          right to cause the Trustee to sell all
                                          of the Receivables (referred to herein
                                          as an "Optional  Sale") as of the last
                                          day of any Collection Period, on which
                                          (i) the  Pool  Balance  is equal to or
                                          less   than   10%   of   the   initial
                                          Certificate   Balance   and  (ii)  the
                                          Notional Principal Amount of the Class
                                          I Certificates  will have been reduced
                                          to  zero  on  or  before  the  related
                                          Distribution  Date. The purchase price
                                          applicable  to the Optional Sale shall
                                          be equal to the fair  market  value of
                                          the Receivables (but not less than the
                                          sum of  (i)  100%  of the  outstanding
                                          Certificate Balance,  (ii) accrued and
                                          unpaid  interest on such amount at the
                                          weighted  average  note  rates  of the
                                          Receivables less any payments received
                                          but  not   applied  to   interest   or
                                          principal  and (iii) any  amounts  due
                                          the Insurer).

Clean-Up Call Date......................  If the Class IC Certificateholder does not  exercise  its rights with respect
                                          to   the   Optional    Sale   on   the
                                          Distribution   Date   on   which   the
                                          Optional Sale was first permitted (the
                                          "Clean-Up  Call Date"),  the Class A-5
                                          Pass-Through Rate will be increased by
                                          0.50% on the first  Distribution  Date
                                          after the Clean-Up Call Date.

Tax Status..............................  In the  opinion of special tax counsel to the  Depositor,  the Trust will not
                                          be treated as an  association  taxable
                                          as a  corporation  or  as a  "publicly
                                          traded   partnership"   taxable  as  a
                                          corporation.   The   Trustee  and  the
                                          Certificateholders will agree to treat
                                          the Trust as a partnership for federal
                                          income tax purposes, which will not be
                                          subject to  federal  income tax at the
                                          Trust level.

Ratings.................................  As a condition  to the issuance of the
                                          Offered  Certificates,   the  Class  A
                                          Certificates    and   the    Class   I
                                          Certificates  must  be  rated  in  the
                                          highest category by Moody's  Investors
                                          Service,  Inc.  and  Standard & Poor's
                                          Ratings  Services,  a division  of The
                                          McGraw-Hill  Companies,  Inc.  (each a
                                          "Rating Agency" and collectively,  the
                                          "Rating Agencies"). The ratings of the
                                          Class I  Certificates  do not  address
                                          the  possibility  that rapid  rates of
                                          principal  prepayments could result in
                                          a failure of the  holders of the Class
                                          I Certificates  to fully recover their
                                          investment. A security rating is not a
                                          recommendation  to  buy,  sell or hold
                                          securities   and  may  be  subject  to
                                          revision or  withdrawal at any time by
                                          the assigning rating agency. See "Risk
                                          Factors-- Certificate Rating."

ERISA Considerations....................  Subject    to    the    considerations
                                          discussed under "ERISA Considerations"
                                          in the  Prospectus  Supplement and the
                                          Prospectus,  the Class A  Certificates
                                          and the  Class I  Certificates  may be
                                          eligible   for  purchase  by  employee
                                          benefit  plans  subject  to Title I of
                                          the   Employee    Retirement    Income
                                          Security  Act  of  1974,   as  amended
                                          ("ERISA").  Any benefit plan fiduciary
                                          considering the purchase of an Offered
                                          Certificate   should,    among   other
                                          things, consult with experienced legal
                                          counsel  in  determining  whether  all
                                          required  conditions for such purchase
                                          have been satisfied.

                                  RISK FACTORS

         Investors should carefully consider the information set forth below as well as the other investment considerations described in this Term Sheet.

Limited Liquidity

         There is currently no secondary market for the Offered Certificates. The Underwriters currently intend to make a market in the Offered Certificates, but are under no obligation to do so. There can be no assurance that a secondary market will develop or, if one does develop, that it will provide Certificateholders with liquidity of investment or that it will continue for the life of the Offered Certificates.

Certificates Solely Obligations of the Trust

         The Offered Certificates are interests in the Trust only and do not represent the obligation of any other person. The Class A Certificateholders and the Class I Certificateholders are senior in right and interest to the Class IC Certificateholder (as described under "The Offered Certificates -- Distributions"). The Trustee will withdraw funds from the Spread Account, up to the full balance of the funds on deposit in such account, only in the event that Available Funds are insufficient in accordance with the Pooling and Servicing Agreement to distribute Monthly Interest and Monthly Principal (after payment of the Monthly Servicing Fee). The amount on deposit in the Spread Account is intended to increase over time to an amount equal to the Required Spread Amount. There is no assurance that such growth will occur or that the balance in the Spread Account will always be sufficient to assure payment in full of Monthly Principal and Monthly Interest. If the amount on deposit in the Spread Account is reduced to zero after giving effect to all amounts to be deposited to and withdrawn from the Spread Account pursuant to the Pooling and Servicing Agreement, on any Distribution Date prior to termination of the Trust, the Trustee will draw on the Policy, in an amount equal to the shortfall in respect of Monthly Interest and Monthly Principal, up to the Policy Amount. If the Spread Account is reduced to zero and there is a default under the Policy, the Trust will depend solely on current distributions on the Receivables to make distributions on the Offered Certificates and distributions of interest and principal on the Offered Certificates may be made pro rata based on the amounts to which Certificateholders of each class are entitled as set forth under "The Offered Certificates -- Distributions." See "The Receivables Pool -- Delinquencies, Repossessions and Net Losses."

Prepayment Risks Associated with the Class I Certificates

         If the Receivables prepay at a constant rate within the range assumed in preparing the Planned Notional Principal Amount Schedule, the PAC Component (and the Notional Principal Amount) will be reduced in accordance with the Planned Notional Principal Amount Schedule. If the Receivables prepay at a constant rate higher than 2.5% ABS, the Notional Principal Amount will be reduced more quickly than provided in the Planned Notional Principal Amount Schedule, thereby reducing the yield to holders of the Class I Certificates. In general, a rapid rate of principal prepayments will have a material negative effect on the yield to maturity of the Class I Certificates. Prospective investors should fully consider the associated risks, including the risk that a rapid rate of prepayments could result in the failure of investors in the Class I Certificates to recoup their initial investment. See "Yield and Prepayment Considerations -- The Class I Certificates" herein.

Certificate Rating

         It is a condition of issuance of the Offered Certificates that the Class A Certificates and the Class I Certificates be rated in the highest applicable category by the Rating Agencies. Such ratings will reflect only the views of the relevant rating agency. There is no assurance that any such rating will continue for any period of time or that it will not be revised or withdrawn entirely by such rating agency if, in its judgment, circumstances so warrant. A revision or withdrawal of such rating may have an adverse effect on the market price of the Offered Certificates. The ratings of the Class I Certificates do not address the possibility that rapid rates of principal prepayments could result in a failure of the holders of the Class I Certificates to fully recover their investment. A security rating is not a recommendation to buy, sell or hold securities.

                             FORMATION OF THE TRUST

         The Depositor will establish the Trust by selling and assigning the Trust property, as described below, to the Trustee in exchange for the Offered Certificates. The Depositor will retain the Class IC Certificate. UAC will be responsible for servicing the Receivables pursuant to the Pooling and Servicing Agreement and will be compensated for acting as the Servicer. To facilitate servicing and to minimize administrative burden and expense, the Servicer will be appointed custodian of the Receivables by the Trustee, but will not stamp the Receivables to reflect the sale and assignment of the Receivables to the Trust or make any notation of the Trust's lien on the certificates of title of the Financed Vehicles. In the absence of such notation on the certificates of title, the Trustee may not have perfected security interests in the Financed Vehicles securing the Receivables. Under the terms of the Pooling and Servicing Agreement, UAC may delegate its duties as Servicer and custodian; however, any such delegation will not relieve UAC of its liability and responsibility with respect to such duties.

         The Depositor will establish the Spread Account for the benefit of the Class A Certificateholders, the Class I Certificateholders and the Insurer and will obtain the Policy. Withdrawals from the Spread Account and, only after such withdrawals, draws on the Policy will be made in accordance with the Pooling and Servicing Agreement in the event that sufficient funds are not available (after payment of the Monthly Servicing Fee) to distribute, in the case of Class I Monthly Interest, Class A Monthly Interest and Monthly Principal, up to the Policy Amount. If the Spread Account is exhausted and there is a default under the Policy, the Trust will look only to the Obligors on the Receivables and the proceeds from the repossession and sale of Financed Vehicles that secure
Defaulted Receivables for distributions of interest and principal on the Certificates. In such event, certain factors, such as the Trustee's not having perfected security interests in some of the Financed Vehicles, may affect the Trust's ability to realize on the collateral securing the Receivables, and thus may reduce the proceeds to be distributed to Certificateholders.

                              THE RECEIVABLES POOL

         The Receivables were selected from the prime portfolio of Union Acceptance Funding Corporation, a subsidiary of UAC, for purchase by the Depositor by several criteria, including that each Receivable: (i) has an original number of payments of not more than 84 payments and not less than 12 payments, (ii) has a remaining maturity of not more than 84 months and not less than three months, (iii) provides for level monthly payments that fully amortize the amount financed over the original term, and (iv) has a contract rate of interest (a "Contract Rate") (exclusive of prepaid finance charges) of not less than 6.50%. The weighted average remaining maturity of the Receivables will be approximately 71 months as of the Cutoff Date.

         Approximately 96.79% of the aggregate principal balance of the Receivables as of the Cutoff Date are simple interest contracts which provide for equal monthly payments. Approximately 3.21% of the aggregate principal balance of the Receivables as of the Cutoff Date are Precomputed Receivables originated in the State of California. Approximately 19.92% of the aggregate principal balance of the Receivables as of the Cutoff Date represent financing of new vehicles; the remainder of the Receivables represent financing of used vehicles.

         Receivables representing more than 10% of the aggregate principal balance of the Receivables as of the Cutoff Date were originated in metropolitan areas in the States of California and Texas. The performance of the Receivables in the aggregate could be adversely affected in particular by the development of adverse economic conditions in such metropolitan areas.

              Composition of the Receivables as of the Cutoff Date


                                                                    Aggregate         Original        Weighted
                                                   Number of        Principal         Principal        Average
                                                  Receivables        Balance           Balance          Rate
                                                  -----------        -------           -------          ----
New Automobiles and Light-Duty Trucks............     2,076     $  40,356,441.59   $  41,788,360.22     12.13%
Used Automobiles and Light-Duty Trucks...........    12,389       165,919,538.89     169,264,154.80     13.13%
New Vans (1).....................................       230         5,237,175.31       5,438,736.93     11.72%
Used Vans (1)....................................     1,229        17,425,003.04      17,864,662.01     13.03%
                                                     ------      ---------------    ---------------     -----
All Receivables..................................    15,924      $228,938,158.83    $234,355,913.96     12.92%
                                                     ======      ===============    ===============     =====


                                                    Weighted       Weighted        Percent of
                                                     Average        Average         Aggregate
                                                    Remaining      Original        Principal
                                                     Term(2)        Term(2)         Balance(3)
                                                     -------        -------         ----------
New Automobiles and Light-Duty Trucks..........      77.1mos.        79.4mos.         17.63%
Used Automobiles and Light-Duty Trucks.........      69.1            70.8             72.47
New Vans (1)...................................      78.8            81.2              2.29
Used Vans (1)..................................      70.0            71.8              7.61
                                                     ----            ----            ------
All Receivables................................      70.8mos.        72.6mos.        100.00%
                                                     ====            ====            ======

-----------
(1) References to vans include minivans and van conversions.
(2) Based on scheduled maturity and assuming no prepayments of the Receivables.
(3) Sum may not equal 100% due to rounding.

        Geographic Distribution of the Receivables as of the Cutoff Date

                                                         Percent of Aggregate
       State (1)(2)                                     Principal Balance (3)
       Arizona............................................        2.55%
       California.........................................       11.52
       Colorado...........................................        1.97
       Florida............................................        9.21
       Georgia............................................        4.32
       Idaho..............................................        0.10
       Illinois...........................................        7.49
       Indiana............................................        2.72
       Iowa...............................................        2.71
       Kansas.............................................        1.08
       Kentucky...........................................        0.85
       Maryland...........................................        2.44
       Michigan...........................................        2.93
       Minnesota..........................................        0.73
       Missouri...........................................        2.35
       Nebraska...........................................        0.37
       Nevada.............................................        0.52
       New Mexico.........................................        0.52
       North Carolina.....................................        8.83
       Ohio...............................................        4.22
       Oklahoma...........................................        3.80
       Oregon.............................................        0.10
       Pennsylvania.......................................        0.83
       South Carolina.....................................        4.54
       Tennessee..........................................        2.66
       Texas..............................................       11.16
       Utah...............................................        0.49
       Virginia...........................................        7.17
       Washington.........................................        0.65
       Wisconsin..........................................        1.16
                                                                ------
           Total  ........................................      100.00%
                                                                ======

(1)    Based on address of the Dealer selling the related Financed Vehicle.

(2) Receivables originated in Ohio were solicited by Dealers for direct financing by UAC or the Predecessor. All other Receivables were originated by Dealers and purchased from such Dealers by UAC or the Predecessor.

(3)    Sum may not equal to 100% due to rounding.

     Distribution of the Receivables by Remaining Term as of the Cutoff Date

                                                                                                   Percent of
       Remaining                                                 Aggregate           Average      Aggregate
       Scheduled                             Number of          Principal           Principal     Principal
      Term Range                             Receivables          Balance            Balance      Balance(1)
      ----------                             -----------          -------            -------      ----------
    0  to 6 months.......................          18      $      27,309.26       $  1,517.18         0.01%
    7 to 12 months.......................          92            300,036.11          3,261.26         0.13
   13 to 24 months.......................         305          1,465,754.24          4,805.75         0.64
   25 to 36 months.......................         492          3,147,580.15          6,397.52         1.37
   37 to 48 months.......................         986          8,256,572.59          8,373.81         3.61
   49 to 60 months.......................       3,066         36,597,193.11         11,936.46        15.99
   61 to 66 months.......................       1,213         16,144,481.67         13,309.55         7.05
   67 to 72 months.......................       3,824         56,532,986.33         14,783.73        24.69
   73 to 84 months.......................       5,928        106,466,245.37         17,959.89        46.50
                                               ------       ---------------        ----------       ------
             Total.......................      15,924       $228,938,158.83        $14,376.93       100.00%
                                               ======       ===============        ==========       ======


(1)    Sum may not equal 100% due to rounding.

                 Distribution of Receivables by Financed Vehicle
                        Model Year as of the Cutoff Date


                                                                  Percent                            Percent
                                                                 of Total         Aggregate       of Aggregate
   Model                                       Number of         Number of        Principal        Principal
   Year                                       Receivables     Receivables(1)      Balance          Balance(1)
   ----                                       -----------     --------------      -------          ----------
   1981 and earlier.....................             3             0.02%     $      17,868.35         0.01%
   1982.................................             2             0.01             13,649.55         0.01
   1983.................................             3             0.02             10,858.85         0.00
   1984.................................             4             0.03             12,620.38         0.01
   1985.................................             8             0.05             50,428.42         0.02
   1986.................................            30             0.19            149,417.58         0.07
   1987.................................            29             0.18            131,167.38         0.06
   1988.................................            99             0.62            574,301.42         0.25
   1989.................................           268             1.68          1,680,011.11         0.73
   1990.................................           502             3.15          3,570,842.40         1.56
   1991.................................           813             5.11          6,899,268.76         3.01
   1992.................................         1,221             7.67         12,448,305.99         5.44
   1993.................................         1,873            11.76         21,556,483.56         9.42
   1994.................................         2,245            14.10         30,231,177.40        13.20
   1995.................................         2,828            17.76         42,966,024.46        18.77
   1996.................................         2,084            13.09         34,075,130.53        14.88
   1997.................................         2,533            15.91         45,898,931.68        20.05
   1998.................................         1,379             8.66         28,651,671.01        12.52
                                                ------           ------       ---------------       ------
     Total..............................        15,924           100.00%      $228,938,158.83       100.00%
                                                ======           ======       ===============       ======

(1) Sum may not equal 100% due to rounding.

       Distribution of the Receivables by Note Rate as of the Cutoff Date

                                                                                                   Percent of
                                                                  Aggregate          Average      Aggregate
                                                 Number of        Principal         Principal     Principal
  Note Rate Range                               Receivables        Balance           Balance      Balance(1)
  ---------------                               -----------        -------           -------      ----------
  6.000 to    6.999%......................            1     $       8,010.14      $  8,010.14         0.00%
  7.000 to    7.999%......................           15           157,948.24        10,529.88         0.07
  8.000 to    8.999%......................          188         3,249,103.86        17,282.47         1.42
  9.000 to    9.999%......................          468         7,489,813.42        16,003.87         3.27
 10.000 to   10.999%......................        1,211        18,986,892.10        15,678.69         8.29
 11.000 to   11.999%......................        2,535        40,382,707.35        15,930.06        17.64
 12.000 to   12.999%......................        3,895        58,790,386.42        15,093.81        25.68
 13.000 to   13.999%......................        3,543        50,382,270.73        14,220.23        22.01
 14.000 to   14.999%......................        2,070        26,216,956.49        12,665.20        11.45
 15.000 to   15.999%......................          972        11,683,532.98        12,020.10         5.10
 16.000 to   16.999%......................          469         5,435,861.35        11,590.32         2.37
 17.000 to   17.999%......................          241         2,914,741.23        12,094.36         1.27
 18.000 to   18.999%......................          213         2,368,958.30        11,121.87         1.03
 19.000 to   19.999%......................           48           481,435.06        10,029.90         0.21
 20.000 to   20.999%......................           41           311,190.36         7,590.01         0.14
21.000  to   21.999%......................           10            59,685.56         5,968.56         0.03
22.000  to   22.999%......................            2            13,097.84         6,548.92         0.01
23.000  to   23.999%......................            1             4,119.53         4,119.53         0.00
24.000  to   24.999%......................            1             1,447.87         1,447.87         0.00
                                                 ------      ---------------      ----------        ------
               Total......................       15,924      $228,938,158.83      $14,376.93        100.00%
                                                 ======      ===============      ==========        ======

(1) Sum may not equal 100% due to rounding.

Delinquencies, Repossessions and Net Losses

         Set forth below is certain information concerning the experience of UAC and the Predecessor (as defined herein) pertaining to delinquencies, repossessions, and net losses on its prime fixed rate retail automobile, light truck and van receivables serviced by UAC and the Predecessor. There can be no assurance that the delinquency, repossession, and net loss experience on the Receivables will be comparable to that set forth below.

                             Delinquency Experience

                                                              At June 30,
                                      1995                         1996                     1997
                            ----------------------      -----------------------     ----------------------
                                                                    (Dollars in thousands)
                             Number of                  Number of                    Number of
                            Receivables    Amount       Receivables    Amount       Receivables    Amount
                            -----------    ------       -----------    ------       -----------    ------
Servicing portfolio ....      117,837    $1,159,349       147,722    $1,548,538       173,693    $1,860,272
                              -------    ----------       -------    ----------       -------    ----------
Delinquencies
   30-59 days ..........        1,169    $   12,097         1,602    $   17,030         2,487    $   27,373
   60-89 days ..........          377         4,124           694         7,629         1,646        18,931
   90 days or more .....            0             0           333         3,811           723         8,826
                              -------    ----------       -------    ----------       -------    ----------
Total delinquencies ....        1,546    $   16,221         2,629    $   28,470         4,856    $   55,130
                              =======    ==========       =======    ==========       =======    ==========
Total delinquencies as a
   percent of servicing
     portfolio .........         1.31%         1.40%         1.78%         1.84%         2.80%         2.96%


                                At September 30,            At December 31,
                                      1997                       1997
                          -------------------------     ----------------------
                                          (Dollars in thousands)
                            Number of                    Number of
                           Receivables     Amount       Receivables     Amount
                           -----------     ------       -----------     ------
Servicing portfolio ....      177,377    $1,896,748       179,962    $1,920,930
                              -------    ----------       -------    ----------
Delinquencies
   30-59 days ..........        4,310    $   45,766         3,954    $   41,778
   60-89 days ..........        2,196        25,156         2,274        25,933
   90 days or more .....          934        11,131           688         8,048
                              -------    ----------       -------    ----------
Total delinquencies ....        7,440    $   82,053         6,916    $   75,759
                              =======    ==========       =======    ==========
Total delinquencies as a
   percent of servicing
     portfolio .........         4.19%         4.33%         3.84%         3.94%


                           Credit Loss Experience (1)

                                                             Year ended June 30,
                                         1995                       1996                        1997
                              ------------------------    -----------------------     ------------------------
                                                           (Dollars in thousands)
                                Number of                  Number of                   Number of
                               Receivables     Amount     Receivables     Amount      Receivables      Amount
                               -----------     ------     -----------     ------      -----------      ------
Avg. servicing
     portfolio(2)............    104,455      $982,875       132,363    $1,343,770       164,858    $1,759,666
                                 -------      --------       -------    ----------       -------    ----------
Gross charge-offs ...........      3,493      $ 28,628         3,663    $   40,815         6,280    $   70,830
Recoveries (3) ..............     15,258        19,543        28,511         8,134         8,527        16,661
                                              --------                  ----------                  ----------
Net losses ..................                 $ 13,370                  $   21,272                  $   42,319
                                              ========                  ==========                  ==========
Gross charge-offs as a %
   of avg. servicing
   portfolio(4) .............       3.34%         2.91%         2.77%         3.04%         3.81%         4.03%
Recoveries as a % of gross
   charge-offs ..............                    53.30%                      47.88%                      40.25%
Net losses as a % of avg
   servicing portfolio(4) ...                     1.36%                       1.58%                       2.40%

                                  Three Months Ended          Three Months Ended           Six Months Ended
                                  September 30, 1997 (5)     December 31, 1997 (5)       December 31, 1997 (5)
                                -------------------------   ------------------------    --------------------------
                                                            (Dollars in thousands)
                                  Number of                   Number of                  Number of
                                 Receivables    Amount       Receivables    Amount      Receivables       Amount
                                 -----------    ------       -----------    ------      -----------       ------
Avg. servicing
     portfolio(2)............      175,920    $1,881,603       179,334    $1,916,778       177,627       $1,899,190
                                   -------    ----------       -------    ----------       -------       ----------
Gross charge-offs ...........        2,054    $   23,056         1,977    $   22,373         4,031       $   45,429
Recoveries (3) ..............
                                              ----------                  ----------                     ----------
Net losses ..................                 $   14,922                  $   13,846                     $   28,768
                                              ==========                  ==========                     ==========
Gross charge-offs as a %
   of avg. servicing
   portfolio(4) .............         4.67%         4.90%         4.41%         4.67%         4.54%            4.78%
Recoveries as a % of gross
   charge-offs ..............                      35.28%                      38.11%                         36.68%
Net losses as a % of avg
   servicing portfolio(4) ...                       3.17%                       2.89%                          3.03%

(1) There is generally no recourse to Dealers under any of the receivables in the portfolio serviced by UAC or the Predecessor, except to the extent of representations and warranties made by Dealers in connection with such receivables.

(2) Equals the monthly arithmetic average, and includes receivables sold in prior securitization transactions.

(3) In fiscal 1995, the method by which recoveries are stated was changed. Currently, recoveries include recoveries on receivables previously charged off, cash recoveries and unsold repossessed assets carried at fair market value. Under the previous method, reported recoveries excluded unsold repossessed assets carried at fair market value. Prior period credit loss experience has been restated to conform to current period classifications.

(4) Variation in the size of the portfolio serviced by UAC will affect the percentages in "Gross charge-offs as a percentage of average servicing portfolio" and "Net losses as a percentage of average servicing portfolio."

(5) Percentages are annualized in "Gross charge-offs as a percentage of average servicing portfolio" and "Net losses as a percentage of average servicing portfolio" for partial years.


         As indicated by the foregoing delinquency experience table, delinquency rates based upon outstanding loan balances of accounts 30 days past due and over decreased to 3.94% at December 31, 1997, compared to 4.33% at September 30, 1997, and increased from 2.96% at June 30, 1997, for UAC's prime servicing portfolio. The decreased delinquency from September 30, 1997, is primarily attributed to collection strategies implemented to target problem accounts as well as the utilization of new scoring tools to focus collection efforts most effectively.

         As indicated in the foregoing credit loss experience table, credit losses on the prime auto portfolio totaled approximately $13.8 million for the quarter ended December 31, 1997, or 2.89% (annualized) of the average servicing portfolio compared to 3.17% for the quarter ended September 30, 1997, and 2.40% for the year ended June 30, 1997. Decreased credit losses from September 30, 1997, are primarily a result of strategic efforts made by UAC to improve the overall credit-quality of loans as well as a slight improvement in recovery rates.

         Increasing delinquency and credit losses prior to this quarter have been attributed to the deterioration of consumer credit despite low unemployment and relatively good economic conditions. There has been a slight improvement in delinquency and credit losses since September 30, 1997, which is primarily attributable to strategic efforts made by UAC. Beginning in March 1997, UAC implemented tighter credit standards in loan acquisitions to help ensure adequate credit quality. Several collection strategies have been implemented to target problem accounts, including forming specialized collection teams to concentrate on specific classes of accounts and utilization of new scoring tools to focus collection efforts most effectively.

         Recovery rates are a contributing factor to higher credit losses. The market for the sale of used-cars at auction has continued to decline due to saturation by used leased vehicles and repossessed vehicles due to bankruptcy.
Recoveries as a percentage of gross charge-offs increased to 38.11% for the quarter ended December 31, 1997, up from 35.28% for the quarter ended September 30, 1997. Although recovery rates showed signs of improvement during the most recent quarter, UAC continues to look for ways to improve recovery rates including expansion of UAC's reconditioning and remarketing operations.

         UAC's expectations with respect to delinquency and credit loss trends constitute forward-looking statements and are subject to important factors that could cause actual results to differ materially from those projected by UAC. Such factors include, but are not limited to, general economic factors affecting obligors' ability to make timely payments on their indebtedness such as employment status, rates of consumer bankruptcy, consumer debt levels generally and the interest rates applicable thereto. In addition, credit losses are affected by UAC's ability to realize on recoveries of repossessed vehicles, including, but not limited to, the market for used cars at any given time.

                       YIELD AND PREPAYMENT CONSIDERATIONS

General

         Monthly Interest (as defined herein) will be distributed to Certificateholders on each Distribution Date to the extent of the pass-through rate applied to the applicable Certificate Balance or Notional Principal Amount, as applicable, as of the preceding Distribution Date or the Closing Date, as applicable (after giving effect to distributions of principal on such preceding Distribution Date). See "The Offered Certificates -- Distributions." In the event of a full or partial prepayment on a Receivable, Certificateholders will receive interest for the full month of such prepayment either through the distribution of interest paid on other Receivables or from a withdrawal from the Spread Account.

         Although the Receivables will have different Contract Rates, each Receivable's Contract Rate generally will exceed the sum of (a) the weighted average of the Class A-1 Pass-Through Rate, the Class A-2 Pass-Through Rate, the Class A-3 Pass-Through Rate, the Class A-4 Pass-Through Rate and the Class A-5 Pass-Through Rate, (b) the Class I Pass-Through Rate (c) the per annum rate used to calculate the fee payable to the Insurer in respect of the Policy and (d) the Monthly Servicing Fee. The Contract Rate on a small percentage of the Receivables, however, will be less than the foregoing sum. Disproportionate rates of prepayments between Receivables with higher and lower Contract Rates could affect the ability of the Trust to distribute Monthly Interest to Certificateholders.

The Class I Certificates

         The Class I Certificates are interest only certificates. Although the planned amortization feature of the Class I Certificates is intended to reduce the uncertainty of prepayments with respect to the Class I Certificates, if the Receivables prepay sufficiently quickly, the Notional Principal Amount of the Class I Certificates may be reduced more quickly than provided in the Planned Notional Principal Amount Schedule, thereby reducing the yield to the holders of the Class I Certificates. The yield to maturity on the Class I Certificates will therefore be very sensitive to the rate of prepayments, including voluntary prepayments and prepayments due to liquidations and repurchases. Prospective investors should fully consider the associated risks, including the risk that a rapid rate of prepayments could result in the failure of investors in the Class I Certificates to recoup their initial investment. See "Risk Factors" and "The Offered Certificates -- The Class I Certificates -- Calculation of Notional Principal Amount" and "-- Class I Yield Considerations."

                              THE DEPOSITOR AND UAC

         UAC currently acquires loans from over 3,200 manufacturer franchised automobile dealerships in 30 states. UAC is an Indiana corporation, formed in December 1993 by UAC's predecessor, Union Federal Savings Bank of Indianapolis (the "Predecessor") to succeed to the Predecessor's indirect automobile finance business which the Predecessor had operated since 1986. UAC began purchasing and originating receivables in April 1994. For the fiscal years ended June 30, 1994, 1995, 1996 and 1997 UAC and/or the Predecessor acquired prime loans aggregating $615 million, $767 million, $995 million and $1,076 million, respectively, representing annual increases of 25%, 30% and 8%, respectively. Of the $1.9 billion of loans in the servicing portfolio of UAC (consisting of the principal balance of loans held for sale and securitized loans) at June 30, 1997, approximately 75.43% represented loans on used cars and approximately 24.57% represented loans on new cars.

                                   THE INSURER

         MBIA Insurance Corporation (the "Insurer") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company (the "Company"). The Company is not obligated to pay the debts of or claims against the Insurer. The Insurer is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Insurer has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

         Effective February 17, 1998, the Company acquired all of the outstanding stock of Capital Markets Assurance Corporation ("CMAC") through a merger with its parent CapMAC Holdings Inc. Pursuant to a reinsurance agreement, CMAC has ceded all of its net insured risks, as well as its unearned premiums and contingency reserves, to the Insurer and the Insurer has reinsured CMAC's net outstanding exposure. The Company is not obligated to pay the debts of or claims against CMAC.

         As of December 31, 1996 the Insurer had admitted assets of $4.4 billion (audited), total liabilities of $3.0 billion (audited), and total capital and surplus of $1.4 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of September 30, 1997, the Insurer had admitted assets of $5.1 billion (unaudited), total liabilities of $3.4 billion (unaudited), and total capital and surplus of $1.7 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

         Furthermore, copies of the Insurer's year end financial statements prepared in accordance with statutory accounting practices are available without charge from the Insurer. A copy of the Annual Report on Form 10-K of the Company is available from the Insurer or the Securities and Exchange Commission. The address of the Insurer is 113 King Street, Armonk, New York 10504. The telephone number of the Insurer is (914) 273-4545.

         The Insurer's financial guarantee insurance policies, such as the Policy, are not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         Moody's Investors Service, Inc. rates the claims paying ability of the Insurer "Aaa."

         Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. rates the claims paying ability of the Insurer "AAA."

         Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) rates the claims paying ability of the Insurer "AAA."

         Each rating of the Insurer should be evaluated independently. The ratings reflect the respective rating agency's current assessment of the creditworthiness of the Insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

         The above ratings are not recommendations to buy, sell or hold the securities, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the securities. The Insurer does not guaranty the market price of the securities nor does it guaranty that the ratings on the securities will not be revised or withdrawn.

                            THE OFFERED CERTIFICATES

         The Offered Certificates will be issued pursuant to the Pooling and Servicing Agreement. Copies of the Pooling and Servicing Agreement (without exhibits) may be obtained by Certificateholders upon request in writing to the Servicer. Citations to the relevant sections of the Pooling and Servicing Agreement appear below in parentheses. The following summary does not purport to be complete and is subject to and qualified in its entirety by reference to the Pooling and Servicing Agreement.

Distributions

         In general, it is intended that the Trustee distribute to the Class A Certificateholders on each Distribution Date beginning April 8, 1998, the aggregate principal payments, including full and partial prepayments (except certain prepayments in respect of Precomputed Receivables), received on the Receivables during the related Collection Period, plus Class A Monthly Interest. Principal to be distributed to the Class A Certificateholders will be allocated on the basis of the Principal Distribution Sequence (as defined herein). It is also intended that the Trustee distribute to the Class I Certificateholders, on each Distribution Date beginning on April 8, 1998 and continuing through the Distribution Date on which the Notional Principal Amount is reduced to zero, the Class I Monthly Interest. (Section 9.04.) Monthly Interest may be provided by a payment made by or on behalf of the Obligor, by an Advance made by the Servicer to cover interest due on a defaulted Receivable or by a withdrawal from the Spread Account. Monthly Interest may be provided by a draw on the Policy if there are not sufficient funds (after payment of the Monthly Servicing Fee, permitted reimbursements of outstanding Advances and after giving effect to any withdrawals from the Spread Account for the benefit of the Class A Certificateholders and the Class I Certificateholders) to pay Monthly Interest and Monthly Principal. Draws on the Policy to pay Monthly Interest and Monthly Principal will be limited to the Policy Amount.

The Class I Certificates -- Calculation of Notional Principal Amount

         The Class I Certificates are interest only planned amortization securities. The Class I Certificates are entitled to receive interest at the Class I Pass-Through Rate on the Notional Principal Amount of the Class I Certificates, initially $183,094,333.85. The planned amortization feature is intended to reduce the uncertainty to investors in the Class I Certificates with respect to prepayments because the Class I Certificates will receive interest based on their Notional Principal Amount on a principal paydown schedule rather than on the reduction in the actual Certificate Balance as a result of principal payments and prepayments, as described below. Solely for the purpose of calculating the amount payable with respect to the Class I Certificates, the Certificate Balance will be divided into two principal components, the "PAC Component" and the "Companion Component". The Notional Principal Amount will be equal to the PAC Component, originally $183,094,333.85. The sum of the PAC Component and the Companion Component will at all times equal the then aggregate unpaid Certificate Balance.

         The Pooling and Servicing Agreement establishes a schedule (the "Planned Notional Principal Amount Schedule") pursuant to which principal will be allocated to the PAC Component and the Companion Component, as described below. As the PAC Component is reduced, the Notional Principal Amount and payments to the holders of the Class I Certificates will also be reduced.

         On each Distribution Date, the Monthly Principal will be allocated first to the PAC Component up to the amount necessary to reduce the PAC Component to the amount specified in the Planned Notional Principal Amount Schedule (the "Planned Notional Principal Amount") for such Distribution Date, second, to the Companion Component until the balance thereof is reduced to zero and third, to the PAC Component, without regard to the Planned Notional Principal Amount for such Distribution Date. The foregoing allocations will be made solely for purposes of calculating the Notional Principal Amount and correspondingly, the amount of interest payable with respect to the Class I Certificates. The Class I Certificates are not entitled to receive any principal payments. The foregoing calculations will not affect distributions of principal with respect to the Class A Certificates.

                   Planned Notional Principal Amount Schedule

                                                              Planned Notional
Distribution Date in                                          Principal Amount
--------------------                                          ----------------
Initial....................................................   $183,094,333.85
April 1998.................................................    177,083,521.77
May 1998...................................................    171,123,886.53
June 1998..................................................    165,216,390.34
July 1998..................................................    159,362,010.25
August 1998................................................    153,561,738.32
September 1998.............................................    147,816,581.89
October 1998...............................................    142,127,563.74
November 1998..............................................    136,495,722.35
December 1998..............................................    130,922,112.10
January 1999...............................................    125,407,803.47
February 1999..............................................    119,953,883.33
March 1999.................................................    114,561,455.09
April 1999.................................................    109,231,638.99
May 1999...................................................    103,965,572.30
June 1999..................................................     98,764,409.59
July 1999..................................................     93,629,322.95
August 1999................................................     88,561,502.21
September 1999.............................................     83,562,155.25
October 1999...............................................     78,632,508.20
November 1999..............................................     73,773,805.70
December 1999..............................................     68,987,311.17
January 2000...............................................     64,274,307.08
February 2000..............................................     59,636,095.20
March 2000.................................................     55,073,996.84
April 2000.................................................     50,589,353.19
May 2000...................................................     46,183,525.52
June 2000..................................................     41,857,895.52
July 2000..................................................     37,613,865.54
August 2000................................................     33,452,858.89
September 2000.............................................     29,376,320.13
October 2000...............................................     25,385,715.38
November 2000..............................................     21,482,532.59
December 2000..............................................     17,668,281.84
January 2001...............................................     13,944,495.68
February 2001..............................................     10,312,729.39
March 2001.................................................      6,774,561.34
April 2001.................................................      3,331,593.29
May 2001...................................................              0.00

The Class I Certificates will not be entitled to any distributions after the Notional Principal Amount has been reduced to zero.

Class I Yield Considerations

         Although the planned amortization feature of the Class I Certificates is intended to reduce the uncertainty relating to prepayments of the Receivables with respect to the Class I Certificates, the yield to maturity of the Class I Certificates will remain extremely sensitive to the prepayment experience of the Receivables, including voluntary prepayments and prepayments due to liquidations and repurchases. Prospective investors should fully consider the associated risks, including the risk that such investors may not fully recover their initial investment. In particular, investors in the Class I Certificates should note that they will not be entitled to any distributions after the Notional Principal Amount of the Class I Certificates has been reduced to zero and that Receivables may be repurchased due to breaches of representations. See "Risk Factors."

         The following tables illustrate the significant effect that prepayments on the Receivables have upon the yield to maturity of the Class I Certificates. The first table assumes that the Receivables have been aggregated into four hypothetical pools having the characteristics described therein and that the level scheduled monthly payment for each of the four pools (which is based on its principal balance, weighted average Contract Rate, weighted average remaining term as of the Cutoff Date and its weighted average original term) will be such that such pool will be fully amortized by the end of its weighted average remaining term. Based on such hypothetical pools, the second table shows the approximate hypothetical pre-tax yields to maturity of the Class I Certificates, stated on a corporate bond equivalent basis, under five different prepayment assumptions based on the assumed purchase price and the ABS prepayment model described below.

                                                               Weighted Average          Weighted Average
                 Cutoff Date        Weighted Average           Remaining Term to         Original Term to
     Pool     Principal Balance      Note Rate               Maturity (in Months)      Maturity (in Months)
     ----     -----------------      ---------               --------------------      --------------------
       1     $   11,963,606.19           13.753%                    41                          43
       2         36,681,473.67           13.071                     58                          60
       3         73,628,976.01           12.877                     69                          71
       4        106,664,102.96           12.795                     80                          82

         For purposes of the table, it is also assumed that (i) the purchase price of the Class I Certificates is as set forth below, (ii) the Receivables prepay monthly at the specified percentages of ABS as set forth in the table below, (iii) prepayments representing prepayments in full of individual Receivables are received on the last day of the month and include a full month's interest thereon, (iv) the Closing Date for the Offered Certificates is March 12, 1998, (v) distributions on the Offered Certificates are made, in cash, commencing on April 8, 1998, and on the ninth day of each month thereafter, (vi) no defaults or delinquencies in the payment of the Receivables are experienced, and (vii) no Receivable is repurchased for breach of representation and warranty or otherwise.

       Sensitivity of the Yield on the Class I Certificates to Prepayments

                     1.0%       1.6%    1.8%       2.5%        3.0%
        Price(1)     ABS        ABS     ABS        ABS         ABS
        --------     ---        ---     ---        ---         ---
       2.135753%   26.529%    6.000%   6.000%     6.000%    - 3.910%

(1)      Expressed as a percentage of the original Notional Principal Amount.

         Based on the assumptions described above and assuming a purchase price of 2.135753% at approximately 2.843% ABS, the pre-tax yield to maturity of the Class I Certificates would be approximately 0%.

         It is highly unlikely that the Receivables will prepay at a constant rate until maturity or that all of the Receivables will prepay at the same rate. The foregoing table assumes that each Receivable bears interest at its specified Contract Rate, has the same remaining amortization term, and prepays at the same rate. In fact, receivables will prepay at different rates and have different terms.

         The yields set forth in the preceding table were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on the Class I Certificates, would cause the discounted present value of such assumed cash flows to equal the assumed purchase price of such Class I Certificates and by converting such monthly rates to corporate bond equivalent rates. Such calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on the Class I Certificates and consequently do not purport to reflect the return on any investment in the Class I Certificates when such reinvestment rates are considered.

         The Receivables will not necessarily have the characteristics assumed above and there can be no assurance that (i) the Receivables will prepay at any of the rates shown in the table or at any other particular rate or will prepay proportionately, (ii) the pre-tax yield on the Class I Certificates will correspond to any of the pre-tax yields shown above or (iii) the aggregate purchase price of the Class I Certificates will be equal to the purchase price assumed. Because the Receivables will include Receivables that have remaining terms to stated maturity shorter or longer than those assumed and Contract Rates higher or lower than those assumed, the pre-tax yield on the Class I Certificates may differ from those set forth above, even if all of the Receivables prepay at the indicated constant prepayment rates.

         Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The Absolute Prepayment Model ("ABS") used in the preceding table represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.